UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 10, 2005


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       1-10434                 13-1726769
 (State or other jurisdiction of    (Commission File         (I.R.S. Employer
 incorporation or organization)          Number)          Identification Number)




                  Pleasantville, New York                 10570-7000
        (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14a-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))



                                                             Page 1 of 5 pages.



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SECTION 2. FINANCIAL INFORMATION

ITEM 2.02. Results of Operations and Financial Condition.

      Furnished herewith, as Exhibit 99.1, is a summary of the historical segment results, in a quarterly manner, for The Reader's Digest Association, Inc. (the "Company").

      During the first quarter of fiscal 2005, the Company modified two of its reportable segments, Reader's Digest North America and Consumer Business Services, to reflect a change in the way its chief operating decision maker internally manages two smaller business units, Reader's Digest Young Families and the results of financial services alliances in the United States. These are now included as part of Reader's Digest North America.

      During the second quarter of fiscal 2005, the Company modified the same two reportable segments to reflect changes in the composition of senior management, and consequently, the way its chief operating decision maker internally manages another small business unit. Trade Publishing is now included in Reader's Digest North America.

      The information furnished herewith presents previously reported segment results according to the Company's modified reporting segments for the first quarter of fiscal 2005 and, on a quarterly basis, for fiscal 2004 and fiscal 2003. This information is provided for comparison purposes only. The Company's reported consolidated financial results (i.e., revenue and operating profit) have not been modified.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01. Financial Statements and Exhibits.

           (a)  Financial statements of business acquired
                Not applicable

           (b)  Pro forma financial information
                Not applicable

           (c)  Exhibits
                Furnished herewith are the following:

           Exhibit
           Number                         Description

            99.1 Presentation regarding The Reader's Digest Association, Inc.'s modified reporting segments for the first quarter of fiscal 2005 and the first, second, third and fourth quarters of fiscal 2004 and fiscal 2003.



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                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE READER'S DIGEST ASSOCIATION, INC.
                                               (Registrant)


Date:  January 10, 2005
                                   /s/        THOMAS D. BARRY
                                              Thomas D. Barry
                                            Vice President and
                                           Corporate Controller


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                                 EXHIBIT INDEX



Exhibit No.                         Description

  99.1 Presentation regarding The Reader's Digest Association, Inc.'s modified reporting segments for the first quarter of fiscal 2005 and the first, second, third and fourth quarters of fiscal 2004 and fiscal 2003.